October 2006

Business Update

Forward Looking Statements

Under the Private Securities Litigation Reform Act of 1995

This presentation contains forward looking information which is subject to risks and uncertainties, including, but not limited to, changes in laws and regulations impacting the gathering and processing industry, the level of creditworthiness of the
Partnership’s counterparties, the Partnership’s ability to access the debt and equity markets, the Partnership’s use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time to time in the Partnership’s transactions, changes in commodity prices, interest rates, demand for the Partnership’s services, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership’s ability to obtain required approvals for construction or modernization of the Partnership’s facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards.

Regulation G

This document may include certain non-GAAP financial measures as defined under
SEC Regulation G.  In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Agenda

Business Highlights

GSR Acquisition from DEFS

Additional $250 Million Contribution from
DEFS

Base Business Update

DCP Midstream Highlights

Successful IPO launched
December 2005

Strong earnings and unit price
performance

Announced agreement with
sponsor to expand gathering and
transportation services in 1Q 2006

Announced NGL pipeline organic
growth project in 1Q 2006

Increased quarterly distribution by
9% in 2Q 2006

Announced GSR contribution from
DEFS in 4Q 2006

Announced DEFS’ intention to
contribute an additional $250
million of assets to DCP (targeted
for 2Q 2007)

___________________________

1.

DPM Peer Index includes WPZ, TLP, XTEX, RGNC, HLND, HEP, TCLP, MMLP, MWE and APL.

2.

Midstream Peer Index includes BPL, EEP, EPD, KMP, OKS, PPX, PAA, SXL, TCLP, TPP, VLI, MMP, XTEX, MWE,

      MMLP, APL, HEP, HLND, TLP, CPNO, WPZ, RGNC, ETP and BWP.

Total Returns: DPM versus Comparable MLP Indices

Prepared by Lehman Brothers

GSR Transaction Overview

DEFS to contribute Gas Supply Resources (GSR)
wholesale propane logistics business to DCP

Transaction valued at approximately $77 million for
base business including new Midland terminal,
subject to standard closing adjustments

DEFS to receive combination of cash and partnership
units

DCP to finance transaction with existing credit facility

GSR 2007 estimated EBITDA:  $8.5 million (including
G&A expense)

DEFS to continue to operate post-closing

GSR:  Key Investment Highlights

Excellent business

Acquisition of a growing franchise, not just assets

Largest propane wholesaler in N.E.

Opportunity to extend into upper Midwest & other areas

Well suited for MLP ownership

Fee-like earnings, qualifying income (but seasonal variability)

Base load sales to market

Organic and acquisition growth opportunities

Minimal maintenance capital

Supports DCP Midstream objectives

Increase cash distributions

Acquire business with growth opportunities

Benefit from strong sponsorship

Diversify asset/earnings portfolio

dcp Midstream Partners

DCP Midstream Terminal
Open Access Pipeline Terminal
Buckeye Pipeline
TEPPCO Pipeline
Bangor Terminal
Albany Terminal
Midland Terminal
Watkins Glen
Selkirk
Auburn Terminal
Berlin Terminal
Westfield Terminal
Providence Marine Terminal
TEPPCO Partners
Buckeye Pipeline
Greensburg
Eagle
York Terminal

GSR Wholesale Propane Logistics

Largest wholesale propane
supplier in the Northeast

Purchases propane and
sells to retail distributors

Annually Markets

     25+ MBbl/d

Integrated and strategically
located business

Six owned rail terminals

New Midland, PA pipeline
terminal:  Projected 4Q
2006 start-up

Leased marine terminal

475,000 barrels storage

Marketing at several open
access pipeline terminals

GSR Growth Opportunities

Midland, PA pipeline terminal under construction

Market reception has exceeded expectations

Projected 4Q 2006 startup

Receives propane off Buckeye pipeline

Terminals have excess capacity and expansion
potential, providing opportunities to increase volumes
at minimal cost

Actively seeking new rail terminals through
acquisition and/or construction

Supply Diversity = Competitive Advantage

Sources:

Pipelines (10%)

TEPPCO

Buckeye

Rail (70%)

Canada (various)

Midwest

Waterbourne (20%)

Shell

Other international LPG

Greater seasonal volume flexibility allows GSR to
become retail customers’ preferred provider

(1)

(1)  Propane suppliers typically require customers to draw some fraction of their winter requirements during the summer months.  Due to GSR’s flexibility of supply sources in the winter, the winter deliverability is higher than the competition.

Favorable Contracts

Propane purchase and sale
index-based prices are
generally matched, allowing
DCP to lock in margins and
create fee-like earnings

Diverse customer base

Supplier agreements allow
DCP to minimize working
capital needs

Long term contracts

Propane supply with Aux
Sable (2008 and 2016) and
Shell (2008)

Term rail agreements

Top 3 customers (~30%)

Suburban Propane

Amerigas Partners

Valley National Gas

Top 3 suppliers (~70%)

Aux Sable

Shell

Provident Energy

GSR Financial Overview

$8.5

EBITDA

1.2

   Depreciation and Amortization

4.3

   Interest Expense

Add:

$3.0

Net Income

(1)

(2)

(1)

Note 2007 economics assume capital spending of $2.3 million to relocate the York terminal to access a different railroad line.  These expenditures result in future operating cost savings.

(2)

DCP and DEFS negotiated a $2 million increase to the Omnibus Agreement to cover G&A.
Public company costs and insurance are estimated at an additional $0.3 million.

(3)

Reconciliation of Non-GAAP Measure ($ in millions):

(3)

2007 Estimate

($ in millions)

O&M and G&A Expenses

14.0

$

EBITDA

8.5

$

$250 Million DEFS Contribution

DEFS committed to contribute an additional $250
million of assets

Timing:  Targeted for 2Q 2007

Specific assets not yet identified

Transaction subject to approval by board of directors
for both DEFS and DCP as well as DCP conflicts
committee

Base Business Update (YTD 2Q 2006)

Solid operating performance results in 9% distribution
increase for 2Q 2006

Net income at 6/30/06 = $14.2 million

Strong commodity prices drive increased processing
margins and marketing opportunities

Drilling activity remains strong

Increased volumes create expansion opportunities

Wilbreeze NGL pipeline on track for 4Q 2006 start-up

Key Investment Highlights

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and
substantially hedged commodity
positions

Experienced management team with a
demonstrated track record of growing
midstream and MLP businesses

Low cost of capital to facilitate growth

Identified organic growth

Well Positioned to Execute Growth Strategies

Appendix

dcp Midstream Partners

Duke Energy Field Services
dcp Midstream Partners

58% Common
LP Interest
(10.4MM units)

40.0% Subordinated LP Interest

(7.1MM units)

2.0% GP Interest

NYSE: DPM

50%

50%

Duke Energy

ConocoPhillips

Public

Unitholders

Natural Gas Services

Strong Sponsorship

NGL Logistics

(1)

(1) Pre-GSR acquisition structure

DEFS Highlights

One of the nation’s largest natural gas
gatherers

Largest NGL producer in U.S.

Major wholesale propane supplier to northeast
U.S.

Acquired and managed general partner of
TEPPCO (March 2000 – February 2005)

2005 EBITDA of $1.5 billion, excluding
TEPPCO gain on sale

DEFS’ Industry-Leading Midstream Business

DCP Midstream

56,000 miles of pipelines

52 plants; 11 fractionators

8 propane terminals

4 offices

(1)

(1) Pre-GSR acquisition by DCP Midstream

Pursue strategic and accretive acquisitions

Consolidate with and expand existing infrastructure

Pursue new lines of business and geographic areas

Potential to acquire assets from Sponsors

Acquire:

Capitalize on organic expansion opportunities

Expand existing infrastructure

Develop projects in new areas

Build:

Maximize profitability of existing assets

Increase capacity utilization

Expand market access

Enhance operating efficiencies

Leverage ability to provide integrated services

Optimize:

Our Primary Business Objective: Increase our Cash Distribution per Unit

Business Strategies

Enhanced growth
opportunities

Infrastructure to
support business
objectives

Operational

Commercial

Technical

Risk Management

Administrative

Talent / Infrastructure

Industry
relationships and
reputation

Access to deal flow

Potential to acquire
assets directly from
Sponsors

Joint-transaction
opportunities

Relationships

DCP Midstream Growth

+

=

DCP Midstream Benefits from its Sponsors

DEFS / Duke Energy / ConocoPhillips

Minden Gas Gathering System
Minden Processing Plant
Perryville Market Hub
Arkansas
Dallas
Shreveport
Monroe
Ada Gas Gathering System
Ada Processing Plant
PELICO System
Texas
Louisiana
Black Lake Pipeline
Mont Belvieu Hub
Houston
Seabreeze Pipeline

Platform of Integrated Businesses

Natural Gas Services

Minden and Ada natural gas
gathering and processing
systems

PELICO pipeline system

NGL Logistics

Seabreeze NGL pipeline

Black Lake NGL pipeline

DCP Midstream Operates in Two Business Segments

Natural Gas Services Segment

NGL Logistics Segment

(1)

(1) Pre-GSR acquisition structure

Minden Gas Gathering System
Arkansas
Minden Plant
Ada Gas Gathering System
Ada Plant
Perryville Market Hub
PELICO System
Louisiana
Major Interconnects
1 Anadarko
2 Gulf South
3 CrossTex
4 MRT
5 Centerpoint
6 Regency
7 Sonat
8 TETCO
9 Tennessee
10 TGT

Overview of Natural Gas Services Segment

Minden, Ada and PELICO
systems

One of North Louisiana’s
largest gathering and
processing systems

Interconnects with 7 inter- and
2 intrastate pipelines / critical
west-to-east conduit

160 MMcf/d of processing
capacity and 1,430 miles of
pipeline

Bundled “wellhead-to-market”
services

Multiple market outlets provide
premium netback economics,
market optionality and liquidity

Integrated Business with Strong Market Position

Shreveport
Black Lake Pipeline
LA
Texas
Seabreeze Pipeline
Mont Belvieu Hub
Houston
TEPPCO South
DEAN NGL Pipeline

Seabreeze is a 68-mile
intrastate pipeline system
located in Southeast  TX

Sole NGL outlet for 2 large
third party gas plants and sole
market outlet for South DEAN
Pipeline

Black Lake (45% non-operating
interest) is a 317-mile interstate
pipeline system located in LA
and TX

Sole NGL pipeline serving 5
gas plants in LA and TX

Overview of NGL Logistics Segment

3rd Party Gas Plant

DEFS Gas Plant

DCP Midstream Minden Gas Plant

Access to Key Markets / Fee-Based Cash Flows

dcp Midstream Partners

DEFS PLANT
Texas Brine
Salt Dome
Storage Facility
Williams
Markham
Gas Plant
Enterprise
Matagorda
Gas Plant
US HWY 87
Formosa
Point Comfort
Chemical Complex
TEPPCO South DEAN Pipeline
DEFS Processing Plant
DCP Seabreeze Pipeline
New DCP Pipeline
TEPPCO NGL

New Wilbreeze Pipeline

37-mile pipeline to
connect to DEFS’
plant

$12 million capital

10-year product
dedication from
DEFS

DEFS’ avg. volume of
5,300 bpd

Est. completion date:
4Q 2006

DCP Midstream Board of Directors

Former group VP, gathering & processing of DEFS, former director of TEPPCO’s GP

Michael J. Bradley, President
and CEO

Former Group VP and chief development officer of Duke Energy, former CEO of DEFS, former chairman and director of TEPPCO’s GP

Jim W. Mogg, Chairman

Former president and CEO of GPM Gas Corporation

Michael J. Panatier

Former senior VP and CFO of Phillips Petroleum Company

Thomas C. Morris

Former chairman and CEO of Kerr McGee, former director of ConocoPhillips

Frank A. McPherson

Executive VP of planning, strategy and corporate affairs for ConocoPhillips, director of DEFS

John E. Lowe

Former senior VP and treasurer of Duke Energy, former senior VP and CFO of PanEnergy, former director and chair of audit committee of TEPPCO’s GP

Paul Ferguson, Jr.

Chairman, president and CEO of DEFS

William H. Easter III

Director at CenterPoint Energy, Inc., former director of TEPPCO’s GP, former EVP of Texas
Eastern Corp., former chairman and CEO of Texas Eastern Gas Pipeline Company

Derrill Cody

Chairman of CenterPoint Energy, Inc., founder and chairman of Instrument Products, Inc., chairman of Healthcare Service Corporation, director of Eagle Global Logistics, Inc., former director of PanEnergy and TEPPCO’s GP

Milton Carroll